CUSIP NO. 4239109                      13G                   PAGE 12 OF 12 PAGES

                            Exhibit A to Schedule 13G

                             Joint Filing Agreement
                            Pursuant to Rule 13d-1(k)

                  The undersigned persons (the "Reporting Persons") hereby agree that a joint statement on this Schedule 13G, and any amendments thereto, be filed on their behalf by ING Groep N.V.

                  Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of them contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date:  March 19, 2008
                                       ING GROEP N.V.


                                       By: /s/  Eric E. Ribbers
                                           -----------------------------------
                                           Name:   Eric E. Ribbers
                                           Title:  Senior Compliance Officer


                                       By:  /s/  Klaas de Wit
                                           -----------------------------------
                                           Name:   Klaas de Wit
                                           Title:  Head of Compliance Insiders


                                       ING BEWAAR MAATSCHAPPIJ I B.V.


                                       By:  /s/  Eric E. Ribbers
                                           -----------------------------------
                                           Name:   Eric E. Ribbers
                                           Title:  Authorized Signatory


                                       By:  /s/  Klaas de Wit
                                           -----------------------------------
                                           Name:   Klaas de Wit
                                           Title:  Authorized Signatory


                                       ING FUND MANAGEMENT B.V.


                                       By:  /s/  Eric E. Ribbers
                                           -----------------------------------
                                           Name:   Eric E. Ribbers
                                           Title:  Authorized Signatory


                                       By:  /s/  Klaas de Wit
                                           -----------------------------------
                                           Name:   Klaas de Wit
                                           Title:  Authorized Signatory